UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

811-23915

(Investment Company Act File Number)

Octagon XAI CLO Income Fund

(Exact Name of Registrant as Specified in Charter)

321 North Clark Street, Suite 2430

Chicago, IL 60654

(Address of Principal Executive Offices)

Benjamin D. McCulloch, Esq.

XA Investments LLC

321 North Clark Street, Suite 2430

Chicago, IL 60654

(Name and Address of Agent for Service)

(312) 374-6930

(Registrant’s Telephone Number)

Date of Fiscal Year End: September 30

Date of Reporting Period: March 31, 2025

Item 1.	Reports to Stockholders.

(a)

XA INVESTMENTS

Octagon XAI CLO Income Fund

Semi-Annual Report

March 31, 2025

OCTIX

Octagon XAI CLO Income Fund

SHAREHOLDER LETTER

March 31, 2025 (Unaudited)

Dear Shareholder:

We thank you for your investment in the Octagon XAI CLO Income Fund (the “Fund”). The Fund’s Class I (OCTIX) and A (OCTAX) shares proceeded operations on November 4, 2024 and December 2, 2024, respectively. This report covers the period since the Fund’s Class I share inception of November 4, 2024 to March 31, 2025.

During six-month period from October 1, 2024 to March 31, 2025 (the “Period”), we observed sustained and moderately elevated levels of inflation. We also observed a 0.50% decrease in base interest rates by the U.S. Federal Reserve (the “Fed”). The Consumer Price Index started the Period at 2.4% and ended the Period flat at 2.4%.1 Despite continued economic uncertainty surrounding the path of interest rates and inflation, the U.S. economy remained resilient, as evidenced by strong employment and positive Gross Domestic Product (“GDP”) growth.

During the Period, the U.S. added approximately 1.4 million jobs2 as measured by nonfarm payroll figures, while the March 2024 unemployment rate stood at a healthy 4.2%.3 Q4 2024 real GDP increased 2.4% quarter-over-quarter, while the advance estimate of Q1 2024 real GDP decreased 0.30% quarter-over-quarter as of May 7, 2025.4 The outcome of the Fed’s monetary policy, its impact on the U.S. economy, and the future path of inflation and employment, should drive subsequent monetary policy action and the level of base interest rates in the U.S. economy. Rate changes will be an important consideration with respect to the Fund, as it invests primarily in floating-rate securities, including collateralized loan obligation (“CLO”) debt tranches and CLO equity.

Amidst the backdrop of an elevated interest rate environment, the Morningstar LSTA US Leveraged Loan Index (the “Morningstar LLI”) returned 8.70% in 2024—followed by a 0.45% quarterly return in Q1 2024.5 Broadly, the strong performance in the loan market in 2024 was driven by elevated reference rates for the majority of the year, a positive economic outlook providing support for credit fundamentals, strong corporate earnings results, and favorable market technicals. The trailing 12-month default rate for the Morningstar LLI increased slightly to 0.82% as of March 31, 2025, from 0.80% as of September 30, 2024.6

The Fund’s Class I share net asset value (“NAV”) decreased 0.16% from $25.00 per share at the Fund’s inception of November 4, 2024 to $24.96 per share as of March 31, 2025, resulting in a NAV total return (including the reinvestment of distributions) of 1.45%. The Fund’s benchmark of 50% ICE BofA US High Yield/50% Morningstar LSTA US Leveraged Loan Index returned 1.75% over the same period.7

The Fund paid its first distribution to shareholders on March 3, 2025. The Fund paid $0.2000 distribution for the Fund’s Class I shares and $0.1936 for the Fund’s A shares. As of March 31, 2025 the distribution amount represented an annualized distribution rate of 9.62% based on the Fund’s Class I NAV of $24.96 and an annualized distribution rate of 9.36% on the Fund’s Class A NAV of $24.94.

We appreciate your investment and look forward to serving your investment needs in the future. For the most up-to-date information on your investment, please visit the Fund’s website at www.xainvestments.com/OCTIX.

Sincerely,

Kimberly Flynn

President

XA Investments LLC

May 15, 2025

[1]	Source: U.S. Bureau of Labor Statistics, “12-month percentage change, Consumer Price Index, all items, not seasonally adjusted.”
[2]	Source: Bloomberg. (May 6, 2025).
[3]	Source: U.S. Bureau of Labor Statistics, “Civilian unemployment rate.”
[4]	Source: U.S. Bureau of Labor Statistics, “Gross Domestic Product, First Quarter 2025 (Advance Estimate).”
[5]	Sources: PitchBook Leveraged Commentary & Data (“PitchBook LCD”), Morningstar LSTA (Loan Syndications and Trading Association) US Leveraged Loan Index. Represents metrics for the Morningstar LSTA US Leveraged Loan Index as of the stated date).
[6]	Source: Pitchbook LCD, LLI Default Rate & Distressed Ratios” (April 1, 2025).
[7]	Source: Bloomberg. See “Index Definitions” in Questions & Answers for additional information).

Octagon XAI CLO Income Fund

QUESTIONS & ANSWERS

March 31, 2025 (Unaudited)

What is the Fund’s investment objective and how is it pursued?

The Fund’s investment objective is to provide high income and total return. The Fund seeks to achieve its investment objective by investing at least 80% of its Net Assets, plus the amount of any borrowings used for investment purposes, in securities of collateralized loan obligation entities “CLOs”, including the debt tranches of CLOs (“CLO Debt”) and subordinated tranches of CLOs (often referred to as the “residual” or “equity” tranche)(“CLO Equity”). CLO Debt and Equity are referred to herein as “CLO Investments”. The Fund does not invest more than 20% of its Managed Assets in CLO Equity. "Managed Assets" means the total assets of the Fund, including assets attributable to the Fund’s use of leverage, minus the sum of its accrued liabilities (other than liabilities incurred for the purpose of creating leverage).

The Fund invests primarily in CLO Investments rated below investment grade (that is, below Baa3- by Moody’s Investor Service (“Moody’s”) or below BBB- by Standard & Poor’s Ratings Services (“S&P”) or Fitch Ratings (“Fitch”) or, if unrated, judged to be of comparable quality by the Fund’s investment sub-adviser). Below investment grade securities are often referred to as “high yield” securities or “junk bonds.”

CLOs are a type of structured credit vehicle that typically invest in a diverse portfolio of broadly syndicated leveraged loans. CLOs finance this pool of loans with a capital structure that consists of debt and equity. CLO debt includes senior and mezzanine debt (collectively, “liabilities”) of a CLO structure with tranches rated from AAA down to BB or B. Interest earned from the underlying loan collateral pool of a CLO is used to pay the coupon interest on the CLO liabilities. CLO debt investors earn returns based on spreads above 3-month Term Standard Overnight Financing Rate (“SOFR”). CLO equity represents a residual stake in the CLO structure and is the first loss position in the event of defaults and credit losses. CLO equity investors receive the excess spread between the CLO assets and liabilities and expenses. CLO equity is junior in priority of payment and is subject to certain payment restrictions generally set forth in an indenture governing the notes.

Describe the market conditions for the CLO market and Octagon’s outlook.

CLO debt tranches generated healthy returns in the six months ending March 31, 2025 (the “Period”), ranging from 2.69% for AAA-rated tranches to 9.96% for B rated debt, as measured by the J.P. Morgan Collateralized Loan Obligation Index (“CLOIE”) 1 Performance was especially strong in 4Q 2024, led by mezzanine CLO debt as steady investor demand and expectations of a higher-for-longer rate environment drove outperformance of higher-coupon tranches. CLO debt tranches continued to perform well into January—again led by more junior segments of the capital structure—before broader economic uncertainty spurred volatility across financial markets in the latter half of 1Q 2025. Investment grade CLO tranches held in relatively well amidst volatility in February and March; for the first quarter, returns were broadly in line across AAA, AA, A, and BBB rated tranches with slight underperformance from BB rated debt and outperformance from the small B rated segment of the market. CLO equity faced multiple headwinds in the Period, as loan market spread compression pressured equity distributions, while equity NAVs declined in tandem with loan prices during the late-quarter sell-off.

Record-setting CLO gross issuance of $165B ($59B of net of resets/refinancings) in 4Q 2024 capped the highest volume year in US CLO market history, with $510B of gross issuance comprised of $202B of new issue, $223B of resets, and $84B of refinancings in 2024.2 Gross supply stayed apace in 1Q 2025 as another $153B of CLOs were issued in the quarter ($49B of new issue, $64B of resets, $41B of refinancings). 2 By contrast, net new supply was muted in the Period as CLOs beyond their reinvestment period amortized outstanding tranches and net growth of AAA debt outstanding was negative in the Period.3 Elevated reset & refinancing volumes for much of the Period, fueled by robust demand for CLO securities, drove meaningful interest rate spread compression across the CLO market before spreads drifted wider amidst broader volatility in March; top-tier managers priced AAAs at a historically tight level of SOFR plus 1.27% on average in 4Q 2024, and AAA tranches tightened further to an average of SOFR plus 1.14% in 1Q 2025.4,5 The weighted average cost of liabilities across the capital stack for broadly-syndicated loan (“BSL”) (i.e., large, publicly offered loans) CLOs priced in 1Q 2025 reached SOFR plus 1.54%, approximately 0.50% lower than in 1Q 2024.4 Refinancings and resets of CLOs held by the Fund are generally accretive to the Fund; not only do CLO refinancings and resets help to offset the impact of loan repricings and spread compression, CLO resets can also provide an opportunity to improve collateral portfolio quality (in some instances, before pricing a reset, a CLO manager will sell higher priced CCC loans in an effort to reduce portfolio risk, as capital injections from CLO equity holders provide cash to rebuild par loss). Furthermore, CLO resets extend the weighted average reinvestment period of the underlying CLO equity positions in the Fund’s portfolio.

Volatility in late March and early April slowed the pace of CLO issuance and paused reset and refinancing activity as spreads widened and led some market strategists to revise their fiscal year 2025 forecasts. For example, in early April, J.P. Morgan revised their fiscal year 2025 new CLO issuance projection downward from $180B to $150B, and their projection for year-end CLO AAA spread levels to SOFR plus 1.50% from SOFR plus 1.20%.6 Markets have firmed in recent weeks, however, as loan prices have stabilized and spreads have begun to tighten in May 2025. Indicative of the ever-changing economic sentiment, J.P. Morgan re-revised their forecast for year-end 2025 CLO AAA spread levels to SOFR plus 1.40% in May 2025.7 While we expect market participants to proceed cautiously given the uncertain outlook, the recent stabilization in loan prices and CLO liabilities may encourage a rebound in supply and we believe that demand for CLO debt and equity remains generally healthy.

The rapid growth of CLO exchange-traded funds (“ETFs”) persisted in the Period and demand from retail channels continues to supplement demand from traditional institutional CLO buyers (i.e., US and Japanese banks, insurance companies, etc.). Aggregate assets under management of CLO ETFs reached $30B as of March 31, 2025, nearly double its measure at September 30, 2024 ($16B).5 Investor appetite for high quality floating-rate investments generated $13B of inflows to AAA-A CLO debt-focused ETFs in the Period and $1B of inflows to mezzanine CLO debt focused ETFs.5 Robust flows were dampened slightly by macro volatility-driven redemptions from mezzanine CLO debt ETFs in March (-$435mm); outflows continued into April, with -$1B redeemed from AAA-A CLO ETFs and -$536mm from mezzanine CLO debt ETFs.5 Importantly, secondary market liquidity held steady amidst March volatility, with 45% of the quarter’s $16B in US CLO bid request volume occurring in March.5 We expect secondary CLO trading volumes to remain elevated given increased market volatility, particularly at the top of the capital structure as CLO ETFs manage flows. Given the experience during March and April, we continue to view the ETF wrapper as a sub-optimal structure for mezzanine CLO debt and equity.

CLO fundamentals remained relatively stable in the period despite persistent ratings agency downgrade activity and emergent volatility within collateral portfolios. Among reinvesting US BSL CLOs, the median S&P CCC allocation declined from 5.4% as of September 30, 2024 to 4.5% as of March 31, 2025, reflecting managers’ efforts to reduce outsized risk allocations via reset transactions, as referenced above.5 The median junior overcollateralization test cushion improved marginally from 4.6% to 4.7% over the same period.5 Tail risks exist throughout the loan market at both the macro level (policy risk, geopolitical conflict) and on a borrower-by-borrower basis, evidenced by the steady volume of liability management transactions in the loan market. We believe that collateral managers should be acutely focused on managing downside risk in the current environment and should endeavor to capitalize upon volatility-driven opportunities to improve CLO metrics.

Octagon XAI CLO Income Fund

QUESTIONS & ANSWERS

March 31, 2025 (Continued) (Unaudited)

Sustained spread compression in the loan market continued to act as a headwind for CLO equity distributions in the Period. The median equity distribution for reinvesting CLOs steadily declined from 4.0% in July 2024 to 3.7% in October 2024 and 3.4% in January 2025.8 A preliminary analysis published by Bank of America estimates a median equity distribution of 3.2% in April 2025 for reinvesting deals.9 Tighter loan interest rate spreads remain a drag on CLO equity distributions, though the heightened reset/refinancing activity of CLO liabilities has served to offset a portion of collateral portfolios’ reduced coupon income. While declining rates may weigh on quarterly CLO equity payments, improved credit fundamentals and tighter CLO liability costs should support optionality value for CLO equity. We hold a generally favorable view of CLO equity and CLO debt tranches, which we believe will continue to offer high yields given widening spreads and will provide a positive convexity opportunity in the near-term

How did the Fund perform for the period?

The Fund’s Class I share net asset value (“NAV”) decreased 0.16% from $25.00 per share at the Fund’s inception of November 4, 2024 to $24.96 per share as of March 31, 2025, resulting in a NAV total return (including the reinvestment of distributions) of 1.45%. The Fund’s benchmark of 50% ICE BofA US High Yield/50% Morningstar LSTA US Leveraged Loan Index returned 1.75% from November 4, 2024 through March 31, 2025.

Relevant indices for the markets in which the Fund invests include the Morningstar LSTA US Leveraged Loan 100 Index (the “Morningstar 100”), which returned 5.28% for the Period, Bloomberg Barclays U.S. High Yield 1% Issuer Capped Index, which returned 8.77% for the Period, and the JP Morgan BB/B CLO Debt Index, which returned 14.22% for the Period. There is no representative benchmark index for CLO equity in the marketplace.

What were the distributions over the period?

During the Period, the Fund paid its first distribution to shareholders on March 3, 2025. The Fund paid $0.2000 distribution for the Fund’s Class I shares and $0.1936 for the Fund’s A shares. As of March 31, 2025 the distribution amount represented an annualized distribution rate of 9.62% based on the Fund’s Class I NAV of $24.96 and an annualized distribution rate of 9.36% on the Fund’s Class A NAV of $24.94.

The Fund intends to pay substantially all of its net investment income, if any, to shareholders through periodic distributions and to distribute any net realized long-term capital gains to shareholders at least annually. The Fund intends to pay monthly distributions to Shareholders. However, there is no assurance the Fund will pay regular monthly distributions or that it will do so at a particular rate. The Fund may pay distributions from any permitted source and, from time to time, all or a portion of a distribution may be a return of capital.

Index Definitions

The Fund is actively managed and does not seek to track any index. Index returns are stated for illustrative purposes only, do not reflect the deduction of fees and expenses, and do not represent the performance of the Fund. Past performance is not a predictor of future market performance. It is not possible to invest directly in an index.

The Bloomberg U.S. High Yield 1% Issuer Capped Index measures the performance of high yield bonds, with an individual issuer cap of 1%.

The J.P. Morgan CLO Debt Index represents the post-crisis J.P. Morgan Collateralized Loan Obligation Index (“CLOIE”). The CLOIE is an index that tracks the market for U.S. dollar-denominated broadly syndicated, arbitrage CLOs. The CLOIE is divided by origination (pre- versus post-crisis) and is broken out further into six original rating classes (AAA, AA, A, BBB, BB, B). The sub-index referenced herein tracks BB-rated CLO debt.

The Morningstar LSTA US Leveraged Loan Index is a market-value weighted index designed to measure the performance of the US leveraged loan market.

The Morningstar LSTA US Leveraged Loan 100 Index (the “Morningstar 100”) is designed to measure the performance of the 100 largest facilities in the US leveraged loan market. Index constituents are market-value weighted, subject to a single loan facility weight cap of 2%.

The S&P 500® is widely regarded as the best single gauge of large-cap U.S. equities. The index includes 500 leading companies and covers approximately 80% of available market capitalization.

Risks and Other Considerations

Investing involves risk, including the possible loss of principal and fluctuation in value.

The views expressed in these Questions & Answers reflect those of the portfolio managers only through the report period as stated on the cover. These views are expressed for informational purposes only and are subject to change at any time, based on market and other conditions, and may not come to pass. These views should not be construed as research, investment advice or a recommendation of any kind regarding the Fund or any issuer or security, do not constitute a solicitation to buy or sell any security, and should not be considered specific legal, investment or tax advice. The information provided does not take into account the specific objectives, financial situation, or particular needs of any specific investor.

The views expressed in this report may also include forward-looking statements that involve risk and uncertainty, and there is no guarantee that any predictions will come to pass. Actual results or events may differ materially from those projected, estimated, assumed, or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to the other factors noted with such forward-looking statements, include general economic conditions such as inflation, recession, and interest rates. Neither XAI nor Octagon has any obligation to update or otherwise revise any forward-looking statements, including any revision to reflect changes in any circumstances arising after the date hereof relating to any assumptions or otherwise.

Octagon XAI CLO Income Fund

QUESTIONS & ANSWERS

March 31, 2025 (Continued) (Unaudited)

There is no guarantee the Fund’s investment objective will be achieved. CLOs often involve risks that are different from or more acute than risks associated with other types of credit instruments and may be difficult to value or be illiquid. The value of CLOs may decrease if ratings agencies revise their ratings criteria and, as a result, lower the rating of a CLO in which the Fund has invested. The Fund’s shares are not guaranteed or endorsed by any bank or other insured depository institution and are not federally insured by the Federal Deposit Insurance Corporation.

Past performance does not guarantee future results. Current performance may be lower or higher than the performance data quoted.

Investors should carefully review the prospectus and consider potential risks before investing. These and other risk considerations are described in more detail in the Fund’s prospectus and SAI, each of which can be found on the SEC’s website at www.sec.gov or the Fund’s web page at xainvestments.com/OCTIX.

Paralel Distributors LLC is the distributor for the Fund’s shares. Paralel is not affiliated with XA Investments LLC or Octagon Credit Investors LLC.

[1]	Source: J.P. Morgan Data Query, as of the stated date.
[2]	Source: Pitchbook LCD, “CLO Global Databank” (retrieved from www.lcdcomps.com, March 31, 2025).
[3]	Source: BofA Global Research, “CLO Weekly” (April 4, 2025).
[4]	“Top-tier” denotes managers that have issued 20 or more CLOs between 2011 and 2024.
[5]	Source: BofA Global Research, “CLO Factbook” (April 4, 2025)
[6]	Source: J.P. Morgan Credit Research, “CLO Bad Moon Rising – Revising the Forecast” (April 4, 2025).
[7]	Source: J.P. Morgan North America Credit Research, “CLO Weekly” (May 12, 2025).
[8]	Source: BofA Global Research, “BofA Global Research CLO Equity Data Feb 2025” (March 31, 2025).
[9]	Source: BofA Global Research, “CLO Weekly: Loan Downgrades, CLO Impairments, NAIC Updates & Apr Equity Payments” (April 25, 2025).

Octagon XAI CLO Income Fund

PORTFOLIO INFORMATION

March 31, 2025 (Unaudited)

Growth of a $10,000 Investment (as of March 31, 2025)

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. Performance reflects the partial waiver of the Fund’s advisory fees and/or reimbursement of expenses for certain periods since the inception date. Without these waivers and/or reimbursements, performance would have been lower. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The chart assumes that distributions from the Fund are reinvested.

Summary Performance (as of March 31, 2025)

Annualized
Since
Fund/Benchmark	Inception
Octagon XAI CLO Income Fund - Class I	1.45%(b)
Octagon XAI CLO Income Fund - Class A	0.29%(c)
50% ICE BofA US High Yield Index / 50% Morningstar LSTA US Leveraged Loan Index(a)	1.75%(b)

(a)	The ICE BofA US High Yield Index tracks the performance of US dollar denominated below investment grade rated corporate debt publicly issued in the US domestic market. The Morningstar LSTA US Leveraged Loan Index is a market value weighted index designed to measure the performance of the US leveraged loan market. It is not possible to invest directly in an index.
(b)	Class I inception: November 4, 2024
(c)	Class A inception: December 2, 2024

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than performance data quoted. Please visit our website at www.xainvestments.com/OCTIX to obtain the most recent month-end performance.

Octagon XAI CLO Income Fund

PORTFOLIO INFORMATION

March 31, 2025 (Unaudited) (Continued)

Top Ten Portfolio Holdings (as a % of Total Investments)*

Holding	Type
Barings CLO, Ltd. 2024-II	Collateralized Loan Obligations Debt	3.94%
Lodi Park CLO, Ltd.	Collateralized Loan Obligations Debt	3.93%
Generate CLO 6, Ltd.	Collateralized Loan Obligations Debt	3.93%
Madison Park Funding XXVIII, Ltd.	Collateralized Loan Obligations Debt	3.92%
Carlyle US CLO 2017-2, Ltd	Collateralized Loan Obligations Debt	3.91%
OCP CLO 2019-17, Ltd.	Collateralized Loan Obligations Debt	3.89%
OCP CLO 2017-13, Ltd.	Collateralized Loan Obligations Debt	3.88%
OHA Credit Partners XVII, Ltd.	Collateralized Loan Obligations Debt	3.87%
OHA Credit Partners VII, Ltd.	Collateralized Loan Obligations Debt	3.82%
NYACK Park CLO, Ltd.	Collateralized Loan Obligations Debt	3.80%
Total		38.89%

*	Holdings may vary, are subject to change, and exclude Money Market Mutual Funds.

% of Total
Asset Allocation*	Investments**
Collateralized Loan Obligations Debt	86.46%
Collateralized Loan Obligations Equity	12.33%
Money Market Funds	1.21%

*	Holdings may vary and are subject to change.

**	Total may not add up to 100% due to rounding.

Octagon XAI CLO Income Fund

SCHEDULE OF INVESTMENTS

March 31, 2025 (Unaudited)

	Reference Rate & Spread	Maturity Date	Principal Amount	Value
COLLATERALIZED LOAN OBLIGATIONS DEBT - 83.25%(a)(b)
AGL CLO 21 Ltd.	3M SOFR + 5.65%	10/21/2037	$500,000	$491,274
Anchorage Capital CLO 16 Ltd.	3M SOFR + 5.70%	01/19/2038	500,000	503,254
Anchorage Capital CLO 21 Ltd.	3M SOFR + 6.25%	10/20/2034	500,000	481,186
Apidos CLO XLI Ltd.	3M SOFR + 5.65%	10/20/2037	685,000	691,014
Ares Loan Funding III Ltd.	3M SOFR + 6.10%	07/25/2036	500,000	498,262
Bain Capital Credit CLO 2022-3 Ltd.	3M SOFR + 7.35%	07/17/2035	619,357	600,283
Barings CLO Ltd. 2024-II	3M SOFR + 5.90%	07/15/2039	1,000,000	1,007,890
Canyon CLO 2021-3 Ltd.	3M SOFR + 6.46%	07/15/2034	500,000	500,270
Carlyle US CLO 2017-2 Ltd.	3M SOFR + 7.56%	07/20/2037	1,000,000	1,000,559
Carlyle US CLO 2021-5 Ltd.	3M SOFR + 6.51%	07/20/2034	500,000	499,254
Carlyle US CLO 2024-2 Ltd.	3M SOFR + 6.85%	04/25/2037	500,000	507,926
CBAM 2018-8 Ltd.	3M SOFR + 6.37%	07/15/2037	750,000	747,711
CIFC Funding 2021-2 Ltd.	3M SOFR + 6.46%	04/15/2034	500,000	500,270
CIFC Funding 2021-V Ltd.	3M SOFR + 5.10%	01/15/2038	450,000	450,120
Dryden 77 CLO Ltd.	3M SOFR + 6.13%	05/20/2034	500,000	474,830
Generate CLO 6 Ltd.	3M SOFR + 7.25%	10/22/2037	1,000,000	1,003,968
Lodi Park CLO Ltd.	3M SOFR + 5.65%	07/21/2037	1,000,000	1,004,861
Madison Park Funding XXVIII Ltd.	3M SOFR + 6.35%	01/15/2038	1,000,000	1,002,979
Meacham Park CLO Ltd.	3M SOFR + 5.35%	10/20/2037	750,000	749,798
NYACK Park CLO Ltd.	3M SOFR + 6.36%	10/20/2034	980,000	971,036
Oaktree CLO 2024-27 Ltd.	3M SOFR + 5.60%	10/22/2037	500,000	501,444
OCP CLO 2017-13 Ltd.	3M SOFR + 5.90%	11/26/2037	1,000,000	991,326
OCP CLO 2019-17 Ltd.	3M SOFR + 6.25%	07/20/2037	1,000,000	995,022
OCP CLO 2022-25 Ltd.	3M SOFR + 5.85%	07/20/2037	500,000	503,041
OHA Credit Partners VII Ltd.	3M SOFR + 4.50%	02/20/2038	1,000,000	977,343
OHA Credit Partners XVII Ltd.	3M SOFR + 5.00%	01/18/2038	1,000,000	988,978
OHA Loan Funding 2015-1 Ltd.	3M SOFR + 6.91%	01/19/2037	750,000	752,534
Rad CLO 10 Ltd.	3M SOFR + 6.11%	04/23/2034	457,240	452,618
Rad CLO 3 Ltd.	3M SOFR + 5.88%	07/15/2037	500,000	493,827
Regatta XII Funding Ltd.	3M SOFR + 6.90%	10/15/2037	500,000	502,681
Regatta XXVIII Funding Ltd.	3M SOFR + 6.85%	04/25/2037	500,000	507,928
Voya CLO 2024-7 Ltd.	3M SOFR + 5.25%	01/20/2038	750,000	749,766
TOTAL COLLATERALIZED LOAN OBLIGATIONS DEBT
(Cost $22,405,425)				22,103,253

	Estimated Yield	Maturity Date	Principal Amount	Value
COLLATERALIZED LOAN OBLIGATIONS EQUITY - 11.88%(a)(c)
Benefit Street Partners CLO XII Ltd.	17.53%	10/15/2037	500,000	438,000
CIFC Funding 2021-VII Ltd.	16.21%	01/23/2035	1,500,000	951,600
Neuberger Berman CLO XXI Ltd.	16.21%	01/20/2039	1,400,000	944,020
OCP CLO 2024-36 Ltd.	15.25%	10/16/2037	1,000,000	819,322
TOTAL COLLATERALIZED LOAN OBLIGATIONS EQUITY
(Cost $3,436,792)				3,152,942

	Shares	Value
MONEY MARKET FUNDS - 1.16%
Invesco Short Term Investments Trust Treasury Portfolio, Institutional Class, 4.24% (7-day yield)	308,586	308,586

TOTAL MONEY MARKET FUNDS
(Cost $308,586)		308,586

TOTAL INVESTMENTS - 96.29%
(Cost $26,150,803)		25,564,781

Other Assets in Excess of Liabilities - 3.71%		986,041
NET ASSETS - 100.00%		$26,550,822

See Notes to Financial Statements.

Octagon XAI CLO Income Fund

SCHEDULE OF INVESTMENTS

March 31, 2025 (Continued) (Unaudited)

(a)	All or a portion of the security is exempt from registration of the Securities Act of 1933. These securities may be resold in transactions exempt from registration under Rule 144A, normally to qualified institutional buyers. As of March 31, 2025, these securities had an aggregate value of $25,256,195 or 95.13% of net assets.
(b)	Variable rate investment. Interest rates reset periodically. Interest rate shown reflects the rate in effect at March 31, 2025. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description above. Leveraged loans and CLO debt securities typically have reference Rate Floors (“Rate Floors”) embedded in their loan agreements and organizational documents. Leveraged loans generally have Rate Floors of 0% or more, while CLO debt securities often set Rate Floors at 0%. Rate Floors serve to establish a minimum base rate to be paid by the borrower before the fixed spread. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.
(c)	CLO subordinated notes, income notes, Y notes and M notes are considered CLO equity positions. CLO equity positions are entitled to recurring distributions which are generally equal to the remaining cash flow of payments made by underlying securities less contractual payments to debt holders and fund expenses. The effective yield is estimated based upon the amount and timing of these recurring distributions in addition to the estimated amount of terminal principal payment. Effective yields for the CLO equity positions are updated generally once per quarter or on a transaction such as an add-on purchase, refinancing or reset. The estimated yield and investment cost may ultimately not be realized. Estimated yields shown are as of March 31, 2025.

Investment Abbreviations:

SOFR – Secured Overnight Financing Rate

Reference Rates:

3M SOFR as of March 31, 2025 was 4.35%

See Notes to Financial Statements.

Octagon XAI CLO Income Fund

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2025 (Unaudited)

ASSETS:
Investments, at value (Cost $26,150,803)	$25,564,781
Receivable for fund shares sold	723,746
Interest receivable	546,582
Prepaid expenses and other assets	28,828
Receivable due from investment advisor (Note 3)	17,596
Total Assets	26,881,533
LIABILITIES:
Distributions payable to common shareholders	209,917
Accrued professional fees payable	50,429
Accrued fund accounting and administration fees payable	32,474
Accrued transfer agent fees payable	23,209
Accrued custodian fees payable	5,303
Accrued distribution and servicing fees payable (Note 3)	1,481
Accrued trustees' fees and expenses payable	1,413
Other payable and accrued expenses	6,485
Total Liabilities	330,711
NET ASSETS	$26,550,822

COMPOSITION OF NET ASSETS:
Paid in capital	$26,903,435
Distributable earnings/(Accumulated loss)	(352,613)
NET ASSETS	$26,550,822

PRICING OF SHARES
Class I:
Offering price and net asset value per share of beneficial interest	$24.96
Net Assets applicable to common shareholders	$21,043,815
Shares of beneficial interest outstanding, at $0.01 par value per share, and unlimited common shares authorized	843,069

Class A:
Offering price and net asset value per share of beneficial interest	$24.94
Maximum offering price per share(a)	$25.44
Net Assets applicable to common shareholders	$5,507,007
Shares of beneficial interest outstanding, at $0.01 par value per share, and unlimited common shares authorized	220,822

(a)	Includes maximum sales charge of 2.00%.

See Notes to Financial Statements.

Octagon XAI CLO Income Fund

STATEMENT OF OPERATIONS

For the Period Ended March 31, 2025* (Unaudited)

INVESTMENT INCOME:
Interest and other income	$813,168
Total Investment Income	813,168
EXPENSES:
Investment advisory fees (Note 3)	111,247
Class A distribution and servicing fees (Note 4)	3,207
Professional fees	91,527
Fund accounting and administration fees	58,139
Transfer agent fees	46,290
Principal financial officer fees (Note 3)	24,400
Chief compliance officer fees (Note 3)	14,234
Printing expenses	8,555
Custodian fees	7,401
Trustees' fees and expenses	2,827
Registration and filing fees	1,389
Other expenses	10,987
Total Expenses	380,203
Less expenses reimbursed from Investment Advisor (Note 3)
Class I	(197,489)
Class A	(15,684)
Net Expenses	167,030
NET INVESTMENT INCOME	646,138

UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net change in unrealized appreciation/depreciation on:
Investment securities	(586,022)
Net change in unrealized appreciation/depreciation	(586,022)
NET UNREALIZED LOSS ON INVESTMENTS	(586,022)
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$60,116

*	Reflects operations for the period from November 4, 2024 (commencement of operations) to March 31, 2025. Prior to the commencement of operations, the Fund had been inactive except for matters related to the Fund’s registration and establishment.

See Notes to Financial Statements.

Octagon XAI CLO Income Fund

STATEMENT OF CHANGES IN NET ASSETS

For the Period
Ended March 31,
2025 (Unaudited)(a)
OPERATIONS:
Net investment income	$646,138
Net change in unrealized appreciation/depreciation	(586,022)
Net increase in net assets from operations	60,116

DISTRIBUTIONS:
From distributable earnings
Class I	(336,719)
Class A	(76,010)
Total distributions	(412,729)

SHARE TRANSACTIONS:
Shares sold
Class I	21,085,484
Class A	5,622,000
Distributions reinvested
Class I	84,713
Class A	11,238
Net increase in net assets from share transactions	26,803,435
Net increase in net assets	26,450,822
NET ASSETS
Beginning of period	100,000
End of period	$26,550,822

(a)	Reflects operations for the period from November 4, 2024 (commencement of operations) to March 31, 2025. Prior to the commencement of operations, the Fund had been inactive except for matters related to the Fund’s registration and establishment.

See Notes to Financial Statements.

Octagon XAI CLO Income Fund

FINANCIAL HIGHLIGHTS

	For the Period
	Ended
	March 31, 2025
Class I	(Unaudited)(a)
Net Asset Value - Beginning of Period	$25.00	(b)

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(c)	0.89
Net unrealized loss on investments	(0.52)
Total Income/(Loss) from Investment Operations	0.37

DISTRIBUTIONS:
From distributable earnings	(0.41)
Total Distributions	(0.41)

Net Asset Value - End of Period	$24.96

Total Investment Return - Net Asset Value(d)	1.45%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$21,044
Ratio of expenses excluding waivers to average net assets	5.19	%(e)
Ratio of expenses including waivers to average net assets	2.18	%(e)
Ratio of net investment income excluding waivers to average net assets	5.62	%(e)
Ratio of net investment income including waivers to average net assets	8.63	%(e)
Portfolio turnover rate	0%

(a)	Reflects operations for the period from November 4, 2024 (commencement of operations) to March 31, 2025. Prior to the commencement of operations, the Fund had been inactive except for matters related to the Fund’s registration and establishment.
(b)	The net asset value at the beginning of the period represents the registration and initial sale of Class I shares on January 18, 2024. There were no operations other than that initial sale prior to November 4, 2024 (Commencement of Operations).
(c)	Calculated based on the average number of common shares outstanding.
(d)	Total investment return is calculated assuming an investment made at the net asset value at the beginning of the period and reinvestment of all distributions. Total investment return includes the Fund's operating expense cap and fee waiver, as applicable. Total investment return does not reflect brokerage commissions, if any, and are not annualized.
(e)	Annualized. Differences in annualized operating expenses among share classes is due to different share class inception dates. The annualized Fund level operating expense ratio as of March 31, 2025 was approximately 3.44%.

See Notes to Financial Statements.

Octagon XAI CLO Income Fund

FINANCIAL HIGHLIGHTS

(Continued)

	For the Period
	Ended
	March 31, 2025
Class A	(Unaudited)(a)
Net Asset Value - Beginning of Period	$25.25

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(b)	0.70
Net unrealized loss on investments	(0.62)
Total Income/(Loss) from Investment Operations	0.08

DISTRIBUTIONS:
From distributable earnings	(0.39)
Total Distributions	(0.39)

Net Asset Value - End of Period	$24.94

Total Investment Return - Net Asset Value(c)	0.29%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$5,507
Ratio of expenses excluding waivers to average net assets	4.22	%(d)
Ratio of expenses including waivers to average net assets	2.53	%(d)
Ratio of net investment income excluding waivers to average net assets	6.74	%(d)
Ratio of net investment income including waivers to average net assets	8.43	%(d)
Portfolio turnover rate	0%

(a)	Reflects operations for the period from December 2, 2024 (commencement of operations) to March 31, 2025. Prior to the commencement of operations, the Fund had been inactive except for matters related to the Fund’s registration and establishment.
(b)	Calculated based on the average number of common shares outstanding.
(c)	Total investment return is calculated assuming an investment made at the net asset value at the beginning of the period and reinvestment of all distributions and does not include maximum sales charge. Total investment return includes the Fund's operating expense cap and fee waiver, as applicable. Total investment return does not reflect brokerage commissions, if any, and are not annualized.
(d)	Annualized. Differences in annualized operating expenses among share classes is due to different share class inception dates. The annualized Fund level operating expense ratio as of March 31, 2025 was approximately 3.44%.

See Notes to Financial Statements.

Octagon XAI CLO Income Fund

NOTES TO FINANCIAL STATEMENTS

March 31, 2025 (Unaudited)

NOTE 1 - ORGANIZATION

Octagon XAI CLO Income Fund (the “Fund”) was organized on November 13, 2023, as a Delaware Statutory Trust and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company that operates as an “interval fund.” The Fund continuously offers shares of beneficial interest (the “Shares”) under Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”). The Fund has adopted a fundamental policy to make a quarterly repurchase offer (“Repurchase Offer”) of between 5% and 25% of the Fund’s outstanding Shares.

The Fund’s investment objective is to provide high income and total return. Under normal market conditions, the Fund will invest at least 80% of its managed assets in securities of collateralized loan obligation entities (“CLOs”), including the debt tranches of CLOs (“CLO Debt”) and subordinated tranches of CLOs (often referred to as the “residual” or “equity” tranche) (“CLO Equity”). “Managed Assets” means the total assets of the Fund, including assets attributable to the Fund’s use of leverage, minus the sum of its accrued liabilities (other than liabilities incurred for the purpose of creating leverage). The Fund will purchase CLO investments in the primary and secondary markets.

The Fund offers, on a continuous basis, two classes of common shares of beneficial interest: Class I Shares and Class A Shares. The Fund has received exemptive relief from the Securities and Exchange Commission (“SEC”) which permits the Fund to, among other things, issue multiple classes of shares, impose on certain of the classes a sales charge or an early withdrawal charge and schedule waivers of such, and impose class specific annual asset-based distribution and/or shareholder service fees on the assets of the various classes of shares to be used to pay for expenses incurred in fostering the distribution and/or shareholder servicing of shares of the particular class. Class I commenced operations on November 4, 2024 and Class A commenced operations on December 2, 2024. The Fund had no operations prior to November 4, 2024, other than matters relating to its registration and initial sale of 4,000 Class I Shares of the Fund to XA Investments LLC ("XAI" or the Adviser"), which represented the initial capital of $100,000 at $25.00 per share.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Accounting and Use of Estimates – The financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which requires management to make estimates and assumptions that affect the reported amounts and disclosures, including contingent assets and liabilities, in the financial statements during the period reported. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the Fund ultimately realizes upon sale of the securities. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The financial statements have been prepared as of the close of the New York Stock Exchange (“NYSE”) on March 31, 2025.

Expense Recognition – Expenses are recorded on the accrual basis of accounting.

Calculation of Net Asset Value – The calculation of net asset value ("NAV") per common share of each class of shares is determined daily, on each day that the NYSE is open for trading, as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time). The Fund’s NAV per common share is calculated by dividing the value of the Fund’s total assets, less its liabilities, by the number of shares outstanding.

Cash – The Fund considers its investment in an FDIC insured interest bearing account to be cash. Cash is valued at cost plus any accrued interest. The Fund maintains cash balances, which at times may exceed federally insured limits. The Fund maintains these balances with a high quality financial institution.

Securities – Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from securities transactions and unrealized appreciation and depreciation of securities are determined using the identified cost basis method for financial reporting purposes.

Interest income from investments is recorded using the accrual basis of accounting to the extent such amounts are expected to be collected. Amortization of premium or accretion of discount is recognized using the effective interest method. Collateralized loan obligation (“CLO”) equity investments recognize investment income on the accrual basis utilizing an effective interest methodology based upon an effective yield to maturity utilizing projected cash flows. ASC Topic 325-40, Beneficial Interests in Securitized Financial Assets, requires investment income from CLO equity investments and fee rebates to be recognized under the effective interest method, with any difference between the cash distribution and the amount calculated pursuant to the effective interest method being recorded as an adjustment to the cost basis of the investment. There were no fee rebates for CLO equity investments held by the Fund as of March 31, 2025.

Effective yields for the Fund’s CLO equity positions are monitored and evaluated on a quarterly basis. The Fund also updates a CLO equity investment’s effective yield in each instance where there is a respective add-on purchase, refinancing or reset involving the CLO equity investment held. The effective yield will be set to 0.00% if: (1) the aggregate projected amount of future recurring distributions is less than the amortized investment cost, and/or (2) there is significant uncertainty with respect to the timing of future residual distributions from equity positions that are in the process of being redeemed or that have missed or are not currently making distributions. The future distributions for CLO equity positions with a 0.00% effective yield will be recognized solely as return of cost basis until the aggregate projected amount of future recurring distributions exceeds the amortized investment cost.

Adopted Accounting Standards – In this reporting period, the Fund adopted FASB Accounting Standards Update 2023-07, Segment Reporting (“Topic 280”) – Improvements to Reportable Segment Disclosures (“ASU 2023-07”), which requires a public entity to make enhanced disclosures about significant segment expenses that are regularly provided to the chief operating decision maker (the “CODM”). The Fund’s Secretary and Chief Legal Officer acts as the CODM. Adoption of the new standard impacted financial statement disclosures only and did not affect the Fund’s financial position or the results of its operations. The Fund represents a single operating segment, as the CODM monitors the operating results of the Fund as a whole and the Fund’s long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus, based on a defined investment strategy which is executed by the Fund’s portfolio managers as a team. The financial information in the form of the Fund’s portfolio composition, total returns, expense ratios and changes in net assets resulting from operations, which are used by the CODM to assess the segment’s performance versus the Fund’s comparative benchmarks and to make resource allocation decisions for the Fund’s single segment, is consistent with that presented within the Fund’s financial statements. Segment assets are reflected on the accompanying Statement of Assets and Liabilities and significant segment expenses are listed on the accompanying Statement of Operations.

Octagon XAI CLO Income Fund

NOTES TO FINANCIAL STATEMENTS

March 31, 2025 (Continued) (Unaudited)

Fair Value Measurements – The Fund records investments at fair value. The Fund values debt securities at the last available bid price for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality, and type. The Fund values exchange-traded options and other exchange-traded derivative contracts at the midpoint of the best bid and asked prices at the close on those exchanges on which they are traded.

The Fund values equity securities at the last reported sale price on the principal exchange or in the principal off-exchange market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean between the last available bid and asked prices on that day. Securities traded primarily on the Nasdaq Stock Market (“Nasdaq”) are normally valued by the Fund at the Nasdaq Official Closing Price (“NOCP”) provided by Nasdaq each business day. The NOCP is the most recently reported price as of 4:00 p.m., Eastern Time, unless that price is outside the range of the “inside” bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, Nasdaq will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes.

Generally, trading in many foreign securities will be substantially completed each day at various times prior to the close of the NYSE. The values of these securities used in determining the net asset value generally will be computed as of such times. Occasionally, events affecting the value of foreign securities may occur between such times and the close of the NYSE which will not be reflected in the computation of net asset value unless it is determined that such events would materially affect the net asset value, in which case adjustments would be made and reflected in such computation pursuant to the fair valuation procedures described herein. Such adjustments may be based upon factors such as developments in non-U.S. markets, the performance of U.S. securities markets and the performance of instruments trading in U.S. markets that represent non-U.S. securities.

Short-term securities with remaining maturities of less than 60 days may be valued at amortized cost, to the extent that amortized cost is determined to approximate fair value.

The Fund values derivatives transactions in accordance with valuation guidelines adopted by the Board of Trustees of the Fund (the “Board of Trustees”). Accrued payments to the Fund under such transactions will be assets of the Fund and accrued payments by the Fund will be liabilities of the Fund.

The Fund may utilize bid quotations provided by independent pricing services or, if independent pricing services are unavailable, dealers to value certain of its securities and other instruments at their market value. The Fund may use independent pricing services to value certain securities held by the Fund at their market value. The Fund periodically verifies valuations provided by independent pricing services.

If independent pricing services or dealer quotations are not available for a given security, such security will be valued in accordance with valuation guidelines adopted by the Board of Trustees that the Board of Trustees believes are designed to accurately reflect the fair value of securities valued in accordance with such guidelines.

The Board of Trustees has designated XAI as the “valuation designee” for the Fund pursuant to Rule 2a-5 under the Investment Company Act. The valuation designee is responsible for making fair value determinations pursuant to Valuation Policies and Procedures adopted by XAI and the Fund (the “Valuation Policy”). A committee of voting members comprised of senior personnel of XAI considers various pricing issues and establishes fair valuations of portfolio securities and other instruments held by the Fund in accordance with the Valuation Policy (the “Pricing Committee”). XAI as valuation designee is subject to monitoring and oversight by the Board of Trustees. As a general principle, the fair value of a portfolio instrument is the amount that an owner might reasonably expect to receive upon the instrument’s current sale. A range of factors and analysis may be considered when determining fair value, including relevant market data, interest rates, credit considerations and/or issuer specific news. The Pricing Committee may consult with and receive input from third parties, such as the Sub-Adviser, and will utilize a variety of market data including yields or prices of investments of comparable quality, type of issue, coupon, maturity, rating, indications of value from security dealers, evaluations of anticipated cash flows or collateral, spread over U.S. Treasury obligations, and other information and analysis. In addition, the Pricing Committee may consider valuations provided by valuation firms retained to assist in the valuation of certain of the Fund’s investments. Fair valuation involves subjective judgments. While the Fund’s use of fair valuation is intended to result in calculation of net asset value that fairly reflects values of the Fund’s portfolio securities as of the time of pricing, the Fund cannot guarantee that any fair valuation will, in fact, approximate the amount the Fund would actually realize upon the sale of the securities in question. It is possible that the fair value determined for a portfolio instrument may be materially different from the value that could be realized upon the sale of that instrument.

The Fund may use non-binding indicative bid prices provided by an independent pricing service or broker as the primary basis for determining the value of CLO debt and CLO equity (subordinated securities), which may be adjusted for pending distributions, as applicable, as of the valuation date. These bid prices are non-binding, and may not be determinative of an actual transaction price. As such, they may be considered Level 3 in the fair value hierarchy, absent additional information. In valuing the Fund’s investments in CLO debt and CLO equity (subordinated securities), in addition to non-binding indicative bid prices provided by an independent pricing service or broker, the Pricing Committee also may consider a variety of relevant factors, as set forth in the Valuation Policy, including recent trading prices for specific investments, recent purchases and sales known to the Fund in similar securities, other information known to the Fund relating to the securities, and discounted cash flows based on output from a third-party financial model, using projected future cash flows.

Information that becomes known after the Fund’s NAV has been calculated on a particular day will not be used to retroactively adjust the price of a security or the Fund’s previously determined NAV.

The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

Octagon XAI CLO Income Fund

NOTES TO FINANCIAL STATEMENTS

March 31, 2025 (Continued) (Unaudited)

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 – Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 – Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 – Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Fund’s investments as of March 31, 2025:

		Level 2 - Significant	Level 3 - Significant
Investments in Securities at Value(a)	Level 1 - Quoted Prices	Observable Inputs	Unobservable Inputs	Total
Collateralized Loan Obligations Debt	$–	$22,103,253	$–	$22,103,253
Collateralized Loan Obligations Equity	–	3,152,942	–	3,152,942
Money Market Funds	308,586	–	–	308,586
Total	$308,586	$25,256,195	$–	$25,564,781

(a)	For detailed descriptions and other security classifications, see the accompanying Schedule of Investments.

There were no transfers into or out of level 3 for the period ended March 31, 2025.

NOTE 3 - INVESTMENT ADVISORY AND OTHER AGREEMENTS

XAI serves as the investment adviser to the Fund and is responsible for overseeing the Fund’s overall investment strategy and its implementation. Octagon Credit Investors, LLC (“Octagon” or the “Sub-Adviser”) serves as the investment sub-adviser of the Fund and is responsible for investing the Fund’s assets. The Fund pays an advisory fee to the Adviser. The Adviser pays to the Sub-Adviser a sub-advisory fee out of the advisory fee received by the Adviser.

Pursuant to an investment advisory agreement between the Fund and the Adviser, the Fund pays the Adviser a fee, payable monthly in arrears, in an annual amount equal to 1.50% of the Fund’s average daily Managed Assets. “Managed Assets” means the total assets of the Fund, including assets attributable to the Fund’s use of leverage, minus the sum of its accrued liabilities (other than liabilities incurred for the purpose of creating leverage). For the period ended March 31, 2025, the Fund incurred $111,247 in advisory fees.

Pursuant to an investment sub-advisory agreement among the Fund, the Adviser and the Sub- Adviser, the sub-advisory fee, payable monthly in arrears to the Sub-Adviser, is calculated as a specified percentage of the advisory fee payable by the Fund to the Adviser (before giving effect to any fees waived or expenses reimbursed by the Adviser). The specified percentage is equal to the blended percentage computed by applying the following percentages to the average daily Managed Assets of the Fund:

Percentage of Advisory
Average Daily Managed Assets of the Fund	Fee
First $200 million	70%
Next $300 million	60%
Over $500 million	50%

The Fund does not pay a performance or incentive fee to the Adviser or the Sub-Adviser. For the period ended March 31, 2025, the Fund incurred $2,304 in reimbursements made to the Sub-Adviser. These costs are included in other expenses in the Statement of Operations. The Fund pays all costs and expenses of its operations, subject to the Operating Expense Limitation Agreement (as described below).

The Fund, the Adviser and the Sub-Advisor have entered into a letter agreement, effective as of November 4, 2024 (the “Operating Expense Limitation Agreement”), pursuant to which the Adviser and the Sub-Adviser have agreed to waive a portion of their advisory or sub-advisory fees, as applicable, or reimburse the Fund for certain operating expenses so that the annual operating expenses of the Fund (exclusive of any Excluded Expenses (as defined below) do not exceed 0.68% of the Fund’s Managed Assets (the “Operating Expense Limitation”). For purposes of the Operating Expense Limitation Agreement, “Excluded Expenses” are (i) investment advisory fees, (ii) investor support and secondary market services fees, (iii) taxes, (iv) expenses incurred directly or indirectly by the Fund as a result of an investment in a permitted investment (including, without limitation, acquired fund fees and expenses), (v) expenses associated with the acquisition or disposition of portfolio investments (including, without limitation, brokerage commissions and other trading or transaction expenses), (vi) leverage expenses (including, without limitation, costs associated with the issuance or incurrence of leverage, commitment fees, interest expense or dividends on preferred shares), (vii) distribution and/or shareholder servicing (12b-1) fees, (viii) dividends on short sales, if any, (ix) securities lending costs, if any, (x) expenses of holding, and soliciting proxies for, meetings of shareholders of the Fund (except to the extent relating to routine items such as the election of trustees), (xi) expenses of a reorganization, restructuring, redomiciling or merger of the Fund or the acquisition of all or substantially all of the assets of another fund, or (xii) any extraordinary expenses not incurred in the ordinary course of the Fund’s business (including, without limitation, expenses related to litigation, derivative actions, demands related to litigation, regulatory or other government investigations and proceeding).

Octagon XAI CLO Income Fund

NOTES TO FINANCIAL STATEMENTS

March 31, 2025 (Continued) (Unaudited)

The Operating Expense Limitation Agreement provides that the Adviser and the Sub-Adviser may recoup amounts reimbursed pursuant to the Operating Expense Limitation Agreement for a period not to exceed three years following the date of such waiver or reimbursement, to the extent such recoupment does not cause the Fund’s operating expenses to exceed (a) the Operating Expense Limitation in effect at the time the expense was paid or absorbed, and (b) the Operating Expense Limitation in effect at the time of such recoupment. Any recoupment shall be allocated between the Adviser and the Sub- Adviser in the same proportion as the allocation of waived fees and/or reimbursed expenses being recouped. The Operating Expense Limitation Agreement shall remain in effect according to its terms until March 31, 2026, unless sooner terminated with the written consent of the Board of Trustees of the Fund. The agreement will terminate automatically upon the termination of the Advisory Agreement or the Sub-Advisory Agreement unless a new Advisory Agreement with the Adviser (or an affiliate of the Adviser) or a new Sub-Advisory Agreement with the Sub-Adviser (or an affiliate of the Sub-Adviser), as applicable, to replace the terminated agreement becomes effective upon such termination.

As of March 31, 2025, the reimbursed expenses subject to potential recovery by year of expiration are as follows:

Expiring
March 31, 2028
Class I	$197,489
Class A	15,684
Total	$213,173

Paralel Technologies LLC (“PRT”) serves as the Fund’s administrator, accounting agent and transfer agent pursuant to an Administration and Fund Accounting Agreement and Transfer Agent Agreement, respectively, and receives customary fees from the Fund for such services. Administrative and accounting fees and transfer agency fees paid by the Fund for the period ended March 31, 2025 are disclosed in the Statement of Operations.

Paralel Distributors LLC (the “Distributor”) acts as the principal underwriter for the Fund and distributes shares pursuant to a Distribution Agreement. The Fund’s shares may be offered through other brokers, dealers and other financial intermediaries that have entered into selling agreements with the Distributor. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority (“FINRA”). Paralel Distributors LLC is an affiliate of PRT.

Employees of PINE Advisors LLC (“PINE”) serve as the Fund’s chief compliance officer and principal financial officer. PINE provides services that assist the Fund’s chief compliance officer in monitoring and testing the policies and procedures of the Fund in conjunction with requirements under Rule 38a-1 under the 1940 Act and receives an annual base fee. PINE receives an annual base fee for the services provided to the Fund and is reimbursed for certain out-of-pocket expenses by the Fund. Service fees paid by the Fund for the period ended March 31, 2025 are disclosed in the Statement of Operations.

U.S. Bank N.A. serves as the Fund’s custodian, under which the Custodian holds the Fund’s assets in compliance with the 1940 Act. Custodian fees paid by the Fund for the period ended March 31, 2025, are disclosed in the Statement of Operations.

Indemnification – The Fund indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on industry experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

NOTE 4 - DISTRIBUTION AND SERVICING PLAN

The Fund has adopted a Distribution and Servicing Plan for the Class A Shares of the Fund. The Distribution and Servicing Plan operates in a manner consistent with Rule 12b-1 under the 1940 Act, which regulates the manner in which an open-end investment company may directly or indirectly bear the expenses of distributing its shares. Although the Fund is not an open-end investment company, it has undertaken to comply with the terms of Rule 12b-1 as a condition of exemptive relief which it has been granted under the 1940 Act which permits it to have, among other things, a multi-class structure and distribution and/or shareholder servicing fees. The Distribution and Servicing Plan permits the Fund to compensate the Distributor for providing or procuring through financial firms, distribution, administrative, recordkeeping, shareholder and/or related services with respect to the Class A Shares. Most or all of the distribution and/or service fees are paid to financial firms through which Shareholders may purchase or hold Class A Shares.

The maximum annual rates at which the distribution and/or servicing fees may be paid under the Distribution and Servicing Plan for Class A Shares (calculated as a percentage of the Fund’s average daily net assets attributable to the Class A Shares) is 0.85%. Payment of the Distribution and/or Servicing Fee is governed by the Fund’s Distribution and Servicing Plan.

The Fund also may pay for sub-transfer agency, sub-accounting and certain other administrative services outside of its Distribution and Servicing Plan.

Class I Shares do not incur a Distribution and/or Servicing Fee.

The Adviser and the Sub-Adviser have agreed to enter into an Expense Limitation and Reimbursement Agreement with the Fund through the eighteen-month anniversary of the Fund’s commencement of operations (the “Limitation Period”). Under the Expense Limitation and Reimbursement Agreement, the Adviser and the Sub- Adviser have agreed to reimburse the Fund for a portion of distribution and/or shareholder servicing fees paid and/or accrued during the Limitation Period in an amount equal to 0.50% of the Fund’s average daily net assets. Any reimbursement amount shall be allocated between the Adviser and the Sub-Adviser in the same proportion as the Specified Percentage (as defined in the Sub-Advisory Agreement) as calculated at the time of such reimbursement. During the Reimbursement Period, the Expense Limitation and Reimbursement Agreement may be terminated or modified only with the written consent of the Board of Trustees. For a period not to exceed three years from the date on which fees are waived, the Adviser and the Sub-Adviser may recoup amounts reimbursed, provided that, after giving effect to such recoupment, the Fund’s expense ratio (excluding Excluded Expenses, as defined below) is not greater than (i) the Fund’s expense ratio (excluding Excluded Expenses) at the time the fees were waived or (ii) any expense limitation in effect at the time of such recoupment. “Excluded Expenses” are management fees, distribution and/or servicing fees, taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with SEC Form N-2), expenses incurred in connection with any merger or reorganization, and extraordinary expenses, such as litigation expenses. Any recoupment payment shall be allocated between the Adviser and the Sub-Adviser in the same proportion as the allocation of the reimbursement amount being recouped pursuant to such recoupment payment (i.e. in the same proportion as the Specified Percentage as (defined in the Sub-Advisory Agreement) as calculated at the time of the applicable reimbursement). The Expense Limitation and Reimbursement Agreement is separate from the Operating Expense Limitation Agreement.

Octagon XAI CLO Income Fund

NOTES TO FINANCIAL STATEMENTS

March 31, 2025 (Continued) (Unaudited)

NOTE 5 - CAPITAL TRANSACTIONS

The Fund engages in a continuous offering of its Shares under Rule 415 under the Securities Act of 1933, as amended. The Fund is offering to sell, through the Distributor, its Shares at the then-current NAV per Share. The Fund, pursuant to exemptive relief granted by the SEC, offers multiple classes of shares. The maximum sales load imposed on purchases and distribution and/or servicing fees charged vary depending on the share class.

Share transactions were as follows:

	Period Ended	Period Ended
	March 31, 2025(b)	September 30, 2024(a)
Class I
Common shares sold	835,713	4,000
Common shares issued as reinvestment of dividends	3,356	–
Common shares repurchased	–	–
Net increase in shares outstanding	839,069	4,000
Class A
Common shares sold	220,376	–
Common shares issued as reinvestment of dividends	446	–
Common shares repurchased	–	–
Net increase in shares outstanding	220,822	–

(a)	For the period ended September 30, 2024, the Fund did not have capital transactions outside of the initial seed purchase on January 18, 2024.
(b)	Reflects operations for the period from November 4, 2024 (commencement of operations) to March 31, 2025.

The Fund has adopted a fundamental policy in which it offers to repurchase at net asset value no less than 5% and no more than 25% of the outstanding shares of the Fund once each quarter pursuant to Rule 23c-3 of the 1940 Act, and there is no guarantee that an investor will be able to sell all the Shares that the investor desires to sell in a repurchase offer. If shareholders tender more than the repurchase offer amount for any given repurchase offer, the Fund may repurchase up to an additional 2% of the outstanding Shares. If Fund shareholders tender more Shares than the Fund decides to repurchase, the Fund will repurchase the Shares on a pro rata basis, subject to limited exceptions.

During the period ended March 31, 2025, the Fund completed one quarterly repurchase offer. The Fund offered to repurchase up to 5% of its outstanding shares with the offer dated December 31, 2024, though the Fund did not repurchase any shares.

NOTE 6 - PORTFOLIO INFORMATION

Purchase and Sale of Securities – For the period ended March 31, 2025, the cost of purchases and proceeds from sales of securities, excluding short-term obligations were as follows:

Cost of Investments Purchased	$25,860,106
Proceeds from Investments Sold	$–

NOTE 7 - TAXES

Classification of Distributions – Because U.S. federal income tax regulations differ from U.S. GAAP, net investment income and net realized gains may differ for financial statement and tax purposes. Due to the timing of dividend distributions, the fiscal year in which the amounts are distributed for tax purposes may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

Tax Basis of Investments – Net unrealized appreciation/(depreciation) of investments based on federal tax cost as of March 31, 2025, was as follows:

Cost of investments for income tax purposes	$26,150,803
Gross appreciation (excess of value over tax cost)	$4,082
Gross depreciation (excess of tax cost over value)	(590,104)
Net unrealized appreciation/(depreciation)	$(586,022)

Federal Income Tax Status – For federal income tax purposes, the Fund currently qualifies, and intends to continue to qualify, as a regulated investment company under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, by distributing substantially all of its investment company taxable net income and realized gain, not offset by capital loss carryforwards, if any, to its shareholders. No provision for federal income taxes has been made.

As of and during the period ended March 31, 2025, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return.

Octagon XAI CLO Income Fund

NOTES TO FINANCIAL STATEMENTS

March 31, 2025 (Continued) (Unaudited)

As registered investment company, the Fund is subject to a 4% excise tax that is imposed if the Fund does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income (not taking into account any capital gain or loss) for the calendar year and (ii) 98.2% of its capital gain in excess of its capital loss (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year. In certain circumstances, the Fund may elect to retain income or capital gain to the extent that the Board of Trustees, in consultation with Fund management, determines it to be in the interest of shareholders to do so. Alternatively, the Fund may have to dispose of portfolio securities to make a distribution at a time when independent investment judgment might not dictate such disposition.

Depending on the level of taxable income earned in a tax year, the Fund may choose to carry forward such taxable income in excess of current year dividend distributions from such current year taxable income into the next tax year and pay a 4% excise tax on such income, as required. To the extent that the Fund determines that its estimated current year taxable income will be in excess of estimated dividend distributions for the current year from such income, the Fund accrues excise tax, if any, on estimated excess taxable income as such taxable income is earned.

NOTE 8 - SUBSEQUENT EVENTS

On April 1, 2025, the Fund paid distributions of $0.2050 per Class I Share and $0.1937 per Class A Share to Shareholders of record on March 28, 2025.

On May 2, 2025, the Fund paid distributions of $0.2050 per Class I Share and $0.1980 per Class A Share to Shareholders of record on April 30, 2025.

The Fund offered to repurchase up to 5% of its outstanding shares at the net asset value of such shares on May 20, 2025. Accordingly, the Fund repurchased approximately 0.001% of its outstanding shares, which resulted in 8 repurchased for $198.

Octagon XAI CLO Income Fund

DIVIDEND REINVESTMENT PLAN

March 31, 2025 (Unaudited)

Under the Fund’s Dividend Reinvestment Plan (the “Plan”), all Shareholders will have all dividends and distributions, including any capital gain distributions, reinvested automatically in additional Shares by Paralel Technologies LLC, as agent for the Shareholders (the “Plan Agent”), unless the Shareholder elects to receive cash. An election to receive cash may be revoked or reinstated at the option of the Shareholder. In the case of record Shareholders such as banks, brokers or other nominees that hold Shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Shares certified from time to time by the record Shareholder as representing the total amount registered in such Shareholder’s name and held for the account of beneficial owners who are to participate in the Plan. Shareholders whose Shares are held in the name of a bank, broker or nominee should contact the bank, broker or nominee for details. Such Shareholders may not be able to transfer their Shares to another bank or broker and continue to participate in the Plan.

Shares received under the Plan will be issued to Shareholders at their NAV on the ex-dividend date; there is no sales or other charge for reinvestment. Shareholders are free to withdraw from the Plan and elect to receive dividends and distributions in cash at any time by giving written notice to the Plan Agent or by contacting their broker or dealer, who will inform the Fund. Shareholder requests must be received by the Fund at least ten days prior to the payment date of the distribution to be effective for that distribution.

The Plan Agent provides written confirmation of all transactions in the Shareholder accounts in the Plan, including information Shareholders may need for tax records. Any proxy a Shareholder receives will include all Shares received under the Plan.

Automatically reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate its Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by the Plan Agent on at least 90 days’ prior written notice to the participants in such Plan. All correspondence concerning the Plan should be directed to the Plan Agent at Paralel Technologies LLC, Octagon XAI CLO Income Fund, P.O. Box 2170, Denver, CO 80201.

Octagon XAI CLO Income Fund

ADDITIONAL INFORMATION

March 31, 2025 (Unaudited)

PROXY VOTING

You may obtain (i) Information on how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 and (ii) a description of the policies and procedures that the Fund used to determine how to vote proxies relating to portfolio securities, without charge, upon request, by calling (888) 903-3358. This information is also available on the SEC’s website at www.sec.gov.

QUARTERLY SCHEDULE OF PORTFOLIO INVESTMENTS INFORMATION

The Fund is required to file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. You may obtain this information on the SEC’s website at http://www.sec.gov.

AVAILABILITY OF FUND UPDATES

The Fund regularly updates performance and certain other data and publishes press releases and other material information as necessary from time to time on its website at www.xainvestments.com/OCTIX. Investors and others are advised to check the website for updated performance information and the release of other material information about the Fund. References herein to the Fund’s website are intended to allow investors public access to information regarding the Fund and do not, and are not intended to, incorporate the Fund’s website in this report.

TRANSFER AGENT, ADMINISTRATOR, CUSTODIAN, CFO AND CCO

Paralel Technologies LLC (“Paralel”) serves as the administrator of the Fund, its transfer agent, share registrar and Plan Agent. The Fund pays to Paralel a monthly fee equal to the greater of an annual minimum fee or a fee equal to a percentage of the Fund’s net assets, which percentage is subject to breakpoints at increasing levels of net assets, and reimburses Paralel for certain out-of-pocket expenses. Paralel is located at 1700 Broadway, Suite 1850, Denver, Colorado 80290.

U.S. Bank N.A., 1555 N. River Center Drive, Milwaukee, Wisconsin 53212, serves as the Fund’s custodian. Under the custody agreement, the custodian is required to hold the Fund’s assets in compliance with the 1940 Act. For its services, the custodian receives a monthly fee based upon, among other things, the average value of the total assets of the Fund, plus certain charges for securities transactions.

The Fund has entered into a Services Agreement (the “Services Agreement”) with PINE Advisors LLC (“PINE”), pursuant to which PINE provides Chief Financial Officer and Chief Compliance Officer services to the Fund, and qualified employees of PINE serve as Chief Financial Officer and Treasurer of the Fund and Chief Compliance Officer of the Fund. Notwithstanding the Services Agreement, the designations of the Chief Financial Officer and Treasurer of the Fund and the Chief Compliance Officer of the Fund must be approved by the Board of Trustees, including, in the case of the Chief Compliance Officer, a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Fund. Pursuant to the Services Agreement, the Fund pays PINE an annual fee, payable monthly, and reimburses certain out-of-pocket expenses. PINE’s principal business address is 501 S. Cherry Street, Suite 610, Denver, Colorado 80246.

LEGAL COUNSEL

Skadden, Arps, Slate, Meagher & Flom LLP, 155 North Wacker Drive, Chicago, Illinois 60606, serves as the Fund’s legal counsel.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company Ltd., 1350 Euclid Ave., Suite 800, Cleveland, OH 44115, is the Fund’s independent registered public accounting firm. Cohen & Company is expected to render an opinion annually on the financial statements and financial highlights of the Fund.

PRIVACY PRINCIPLES OF THE FUND

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties:

FACTS	WHAT DOES XAI Funds (the “Funds”) DO WITH YOUR PERSONAL INFORMATION?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit
Why?	some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account transactions
What?	• Account balances and transaction history
• Wire transfer instructions
• Checking account information
When you are no longer a customer, we may continue to share your information as described in this notice.
All financial companies need to share customers’ personal information to run their everyday business. In the section
How?	below, we list the reasons financial companies can share their customers’ personal information; the reasons the XAI
Funds choose to share; and whether you can limit this sharing.

Octagon XAI CLO Income Fund

ADDITIONAL INFORMATION

March 31, 2025 (Continued) (Unaudited)

Reasons we can share your personal information	Does the Fund Share?	Can You Limit this Sharing?
For our everyday business purposes Such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes	Yes	No
To offer our products and services to you
For joint marketing with other financial companies	No	We don’t share
For our affiliates to support everyday business functions	Yes	No
Information about your transactions supported by law
For our affiliates’ everyday business purposes	No	We don’t share
Information about your creditworthiness
For non-affiliates to market to you	No	We don’t share
Who are we?
Who is providing this notice?	XAI Funds (the “Funds”)
What we do?
How does XAI Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
Why does XAI Funds collect my personal information?	We collect your personal information, for example, when you
• Open an account
• Provide account information or give us your contact information
• Make a wire transfer or deposit money
• Tell us where to send money
We also collect your information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates’ everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • XAI Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • XAI Funds does not jointly market.

UNRESOLVED SEC STAFF COMMENTS

None.

(b)	Not applicable.

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)	The Schedule of Investments is included as part of the Semi-Annual Report to Shareholders filed under Item 1(a) of this report.

(b)	Not applicable.

Item 7.	Financial Statements and Financial Highlights for Open-End Management Investment Companies

(a)	Not applicable to the Registrant.

(b)	Not applicable to the Registrant.

Item 8.	Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9.	Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10.	Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable.

Item 11.	Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable.

Item 12.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

See attached Appendix A for a copy of the policies and procedures of the Registrant.

Item 13.	Portfolio Managers of Closed-End Management Investment Companies.

(a)	Not applicable.

(b)	As of January 1, 2025, Andrew Gordon is no longer a Portfolio Manager of the Registrant.

Item 14.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 15.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Board of Directors of the Registrant.

Item 16.	Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on an evaluation of the Registrant’s controls and procedures as of a date within 90 days of the filing date of this document.

(b)	There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 17.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

None.

Item 18.	Recovery of Erroneously Awarded Compensation.

(a)	Not applicable.

(b)	Not applicable.

Item 19. Exhibits.

(a)(1)	Not applicable.
(a)(2)	None.
(a)(3)	Certifications as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) are attached hereto.
(a)(4)	None.
(a)(5)	Not applicable.
(b)	Certifications as required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

OCTAGON XAI CLO INCOME FUND

By:	(Signature and Title)	/s/ Theodore J. Brombach
Theodore J. Brombach
Date:	June 6, 2025	President and Chief Executive Officer
(Principal Executive Officer)

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	(Signature and Title)	/s/ Theodore J. Brombach
Theodore J. Brombach
Date:	June 6, 2025	President and Chief Executive Officer
(Principal Executive Officer)

By:	(Signature and Title)	/s/ Derek J. Mullins
Derek J. Mullins
Date:	June 6, 2025	Treasurer and Chief Financial Officer
(Principal Financial Officer)